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EXHIBIT 1

                                                          JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13G and amendments thereto, in accordance with the provisions of Rule 13d-1(d) of the Securities Exchange Act of 1934, as amended.

Date:  February 17, 2004

                            SCF-III, L.P.
                            By:  SCF-II, L.P.
                                 By:  L.E. Simmons & Associates, Incorporated

                                     By:      /s/ Anthony DeLuca
                                        ----------------------------------------
                                         Anthony DeLuca, Managing Director



                            SCF-II, L.P.
                            By:  L.E. Simmons & Associates, Incorporated

                                     By:      /s/ Anthony DeLuca
                                        ----------------------------------------
                                     Anthony DeLuca, Managing Director



                            SCF-IV, L.P.
                            By:  SCF-IV, G.P., Limited Partnership
                            By:  L.E. Simmons & Associates, Incorporated

                                     By:      /s/ Anthony DeLuca
                                        ----------------------------------------
                                         Anthony DeLuca, Managing Director



                            SCF-IV, G.P., LIMITED PARTNERSHIP
                            By:      L.E. Simmons & Associates, Incorporated

                                         By:      /s/ Anthony DeLuca
                                            ------------------------------------
                                         Anthony DeLuca, Managing Director



                            L.E. SIMMONS & ASSOCIATES, INCORPORATED


                            By:      /s/ Anthony DeLuca
                               -------------------------------------------------
                                 Anthony DeLuca, Managing Director



                            L.E. SIMMONS

                                        /s/ L.E. Simmons
                            ----------------------------------------------------
                             L.E. Simmons, individually